Related party transactions	12 Months Ended
Dec. 31, 2021
Disclosure of transactions between related parties [abstract]
Related party transactions
30. Related party transactions
The Group enters into transactions with its associate undertakings. The Group has continuing transactions with Kantar, including sales, purchases, the provision of IT services, subleases and property related items.
In the year ended 31 December 2021, revenue of £117.2 million (2020: £90.6 million) was reported in relation to Compas, an associate in the USA. All other transactions in the years presented were immaterial.
The Group invested a further £92.9 million in Kantar in 2021 to fund its 40% share of the Numerator acquisition.
The following amounts were outstanding at 31 December:

	2021	2020
	£m	£m
Amounts owed by related parties
Kantar	30.3	39.0
Other	45.7	27.9
	76.0	66.9
Amounts owed to related parties
Kantar	(6.2)	(5.6)
Other	(51.4)	(36.0)
	(57.6)	(41.6)